RenaissanceRe Holdings Ltd.

Financial Supplement
September 30, 2007

Contact:

Investors:
RenaissanceRe Holdings Ltd.
Fred R. Donner, Executive Vice President
441-295-4513

Media:
Kekst and Company
David Lilly or Dawn Dover
212-521-4800

RenaissanceRe Holdings Ltd.

Contents

		Page(s)
Basis of Presentation		i
Financial Highlights		1
Income Statements
a.	Summary Consolidated Statements of Operations	2-3
b.	Consolidated Segment Underwriting Results	4-5
c.	Reinsurance Segment - Catastrophe and Specialty Underwriting Results	6
d.	Reinsurance Segment Gross Premiums Written	7-8
e.	Individual Risk Segement Gross Premiums Written	9
f.	DaViniciRe Holdings Ltd. and Subsidiary Consolidated Statements of Operations	10
Balance Sheets
a.	Summary Consolidated Balance Sheets	11
b.	Composition of Investment Portfolio	12
c.	Summary of Other Investments	13
Loss Reserve Analysis
a.	Reserve for Claims and Claim Expenses	14
b.	Paid to Incurred Analysis	15
Other Items
a.	Equity in Earnings of Other Ventures	16
b.	Ratings	17
Comments on Regulation G		18

RenaissanceRe Holdings Ltd.

Basis of Presentation

This financial supplement includes certain non-GAAP financial measures including “operating income”, “operating income per common share - diluted”, “operating return on average common equity - annualized”, “managed catastrophe premium” and "managed catastrophe premium, net of fully-collateralized joint ventures". A reconciliation of such measures to the most comparable GAAP figures in accordance with Regulation G is presented in the attached supplemental financial data. See page 18 for Comments on Regulation G.

RenaissanceRe Holdings Ltd. is a global provider of reinsurance and insurance. Our business consists of two segments: (1) Reinsurance, which includes catastrophe reinsurance, specialty reinsurance and certain joint ventures and other investments managed by our subsidiary RenaissanceRe Ventures Ltd., and (2) Individual Risk, which includes primary insurance and quota share reinsurance.

Cautionary Statement under "Safe Harbor” Provisions of the Private Securities Litigation Reform Act of 1995: Statements made in this news release contain information about the Company's future business prospects. These statements may be considered "forward-looking". These statements are subject to risks and uncertainties that could cause actual results to differ materially from those set forth in or implied by such forward-looking statements. For further information regarding cautionary statements and factors affecting future results, please refer to RenaissanceRe Holdings Ltd.’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2006 and its Quarterly Report on Form 10-Q for the quarters ending March 31, 2007 and June 30, 2007.

All information contained herein is unaudited, except for the financial data relating to the balance sheet for the year ended December 31, 2006. Unless otherwise noted, dollar amounts are in thousands, except for share and per share amounts and ratio information. Certain prior period comparatives have been reclassified to conform to the current presentation. This supplement is being provided for informational purposes only. It should be read in conjunction with documents filed by RenaissanceRe Holdings Ltd. with the Securities and Exchange Commission, including the Annual Report on Form 10-K for 2006 and Quarterly Reports on Form 10-Q. Please refer to the Company's website at www.renre.com for further information about RenaissanceRe Holdings Ltd.

i

RenaissanceRe Holdings Ltd.

Financial Highlights

	Three months ended September 30,		Nine months ended September 30,
	2007	2006	2007	2006

Highlights
Gross premiums written	$208,821	$257,752	$1,687,410	$1,748,695
Net premiums written	149,163	162,695	1,330,032	1,372,774
Net premiums earned	367,057	367,076	1,088,129	1,149,689
Net claims and claim expenses incurred	131,700	42,436	416,546	348,950
Underwriting income	144,512	233,278	402,449	515,979
Net investment income	95,594	80,427	321,749	234,873
Net income available to common shareholders	133,400	251,112	507,371	560,500
Net realized gains (losses) on investments	1,592	4,151	(5,889)	(36,953)
Net unrealized losses on credit derivatives issued by entities included in investments in other ventures, under equity method	(35,970)	—	(35,970)	—
Operating income available to common shareholders (1)	167,778	246,961	549,230	597,453
Total assets	$8,761,338	$7,539,557	$8,761,338	$7,539,557
Total shareholders’ equity	$3,521,751	$2,797,207	$3,521,751	$2,797,207
Per share data
Net income available to common shareholders per
common share - diluted	$1.85	$3.48	$7.02	$7.79
Operating income available to common
shareholders per common share - diluted (1)	$2.33	$3.42	$7.60	$8.30
Dividends per common share	$0.22	$0.21	$0.66	$0.63
Book value per common share	$40.53	$31.86	$40.53	$31.86
Accumulated dividends per common share	6.78	5.91	6.78	5.91
Book value per common share plus accumulated dividends	$47.31	$37.77	$47.31	$37.77
Financial ratios
Net claims and claim expense ratio - current accident year	41.4%	26.1%	49.9%	39.6%
Net claims and claim expense ratio - prior accident years	(5.5%)	(14.5%)	(11.6%)	(9.2%)
Net claims and claim expense ratio - calendar year	35.9%	11.6%	38.3%	30.4%
Underwriting expense ratio	24.7%	24.9%	24.7%	24.8%
Combined ratio	60.6%	36.5%	63.0%	55.2%
Operating return on average common equity - annualized (1)	23.6%	45.6%	27.1%	39.8%
(1)

Operating income excludes net realized gains and losses on investments and, commencing in the third quarter of 2007, net unrealized gains and losses on credit derivatives issued by entities included in investments in other ventures, under equity method. See Comments on Regulation G for a reconciliation to net income.

1

RenaissanceRe Holdings Ltd.

Summary Consolidated Statements of Operations - Quarter to Date

	Three months ended
	September 30, 2007	June 30, 2007	March 31, 2007	December 31, 2006	September 30, 2006
Revenues
Gross premiums written	$208,821	$845,860	$632,729	$194,952	$257,752
Net premiums written	$149,163	$609,842	$571,027	$156,846	$162,695
Decrease (increase) in unearned premiums	217,894	(251,388)	(208,409)	223,242	204,381
Net premiums earned	367,057	358,454	362,618	380,088	367,076
Net investment income	95,594	118,140	108,015	83,233	80,427
Net foreign exchange (losses) gains	(5,424)	(373)	5,167	(1,715)	(2,160)
Equity in (losses) earnings of other ventures	(23,986)	9,675	10,701	8,624	10,131
Other (loss) income	(10,008)	(5,498)	(2,203)	(4,160)	2,006
Net realized gains (losses) on investments	1,592	(11,566)	4,085	2,489	4,151
Total revenues	424,825	468,832	488,383	468,559	461,631
Expenses
Net claims and claim expenses incurred	131,700	138,854	145,992	97,280	42,436
Acquisition expenses	63,719	59,509	63,729	73,288	63,998
Operational expenses	27,126	26,527	28,524	32,235	27,364
Corporate expenses	7,158	4,927	7,004	7,987	5,121
Interest expense	7,226	7,195	11,979	8,439	9,492
Total expenses	236,929	237,012	257,228	219,229	148,411
Income before minority interest and taxes	187,896	231,820	231,155	249,330	313,220
Minority interest - DaVinciRe	(43,820)	(37,399)	(29,107)	(38,665)	(52,830)
Income before taxes	144,076	194,421	202,048	210,665	260,390
Income tax expense	(101)	(680)	(107)	(42)	(616)
Net income	143,975	193,741	201,941	210,623	259,774
Dividends on preference shares	(10,575)	(10,575)	(11,136)	(9,488)	(8,662)
Net income available to common shareholders	$133,400	$183,166	$190,805	$201,135	$251,112
Operating income available to common shareholders per Common Share - diluted (1)	$2.33	$2.69	$2.57	$2.74	$3.42
Net income available to common shareholders per Common Share - basic	$1.89	$2.57	$2.68	$2.83	$3.53
Net income available to common shareholders per Common Share - diluted	$1.85	$2.53	$2.63	$2.78	$3.48
Average shares outstanding - basic	70,575	71,259	71,281	71,178	71,093
Average shares outstanding - diluted	71,945	72,430	72,514	72,467	72,115
Net claims and claim expense ratio	35.9%	38.7%	40.2%	25.6%	11.6%
Underwriting expense ratio	24.7%	24.0%	25.4%	27.8%	24.9%
Combined ratio	60.6%	62.7%	65.6%	53.4%	36.5%
Operating return on average common equity - annualized (1)	23.6%	28.5%	29.1%	33.3%	45.6%
(1)

Operating income excludes net realized gains and losses on investments and, commencing in the third quarter of 2007, net unrealized gains and losses on credit derivatives issued by entities included in investments in other ventures, under equity method. See Comments on Regulation G for a reconciliation to net income.

2

RenaissanceRe Holdings Ltd.

Summary Consolidated Statements of Operations - Year to Date

	Nine months ended
	September 30, 2007	September 30, 2006
Revenues
Gross premiums written	$1,687,410	$1,748,695
Net premiums written	$1,330,032	$1,372,774
Increase in unearned premiums	(241,903)	(223,085)
Net premiums earned	1,088,129	1,149,689
Net investment income	321,749	234,873
Net foreign exchange losses	(630)	(1,578)
Equity in (losses) earnings of other ventures	(3,610)	25,904
Other (loss) income	(17,709)	243
Net realized losses on investments	(5,889)	(36,953)
Total revenues	1,382,040	1,372,178
Expenses
Net claims and claim expenses incurred	416,546	348,950
Acquisition expenses	186,957	207,409
Operational expenses	82,177	77,351
Corporate expenses	19,089	16,431
Interest expense	26,400	29,163
Total expenses	731,169	679,304
Income before minority interest and taxes	650,871	692,874
Minority interest - DaVinciRe	(110,326)	(105,494)
Income before taxes	540,545	587,380
Income tax expense	(888)	(893)
Net income	539,657	586,487
Dividends on preference shares	(32,286)	(25,987)
Net income available to common shareholders	$507,371	$560,500
Operating income available to common shareholders per Common Share - diluted (1)	$7.60	$8.30
Net income available to common shareholders per Common Share - basic	$7.14	$7.89
Net income available to common shareholders per Common Share - diluted	$7.02	$7.79
Average shares outstanding - basic	71,038	71,026
Average shares outstanding - diluted	72,296	71,942
Net claims and claim expense ratio	38.3%	30.4%
Underwriting expense ratio	24.7%	24.8%
Combined ratio	63.0%	55.2%
Operating return on average common equity - annualized (1)	27.1%	39.8%
(1)

Operating income excludes net realized gains and losses on investments and, commencing in the third quarter of 2007, net unrealized gains and losses on credit derivatives issued by entities included in investments in other ventures, under equity method. See Comments on Regulation G for a reconciliaton to net income.

3

RenaissanceRe Holdings Ltd.

Consolidated Segment Underwriting Results - Quarter to Date

	Three months ended September 30, 2007
	Reinsurance	Individual Risk	Eliminations (1)	Total
Gross premiums written	$141,545	$101,534	$(34,258)	$208,821
Net premiums written	$91,112	$58,051		$149,163
Net premiums earned	$242,520	$124,537		$367,057
Net claims and claim expenses incurred	67,335	64,365		131,700
Acquisition expenses	32,122	31,597		63,719
Operational expenses	16,301	10,825		27,126
Underwriting income	$126,762	$17,750		$144,512
Net claims and claim expenses incurred - current accident year	$83,104	$68,755		$151,859
Net claims and claim expenses incurred - prior accident years	(15,769)	(4,390)		(20,159)
Net claims and claim expenses incurred - total	$67,335	$64,365		$131,700
Net claims and claim expense ratio - current accident year	34.3%	55.2%		41.4%
Net claims and claim expense ratio - prior accident years	(6.5%)	(3.5%)		(5.5%)
Net claims and claim expense ratio - calendar year	27.8%	51.7%		35.9%
Underwriting expense ratio	20.0%	34.1%		24.7%
Combined ratio	47.8%	85.8%		60.6%
	Three months ended September 30, 2006
	Reinsurance	Individual Risk	Eliminations (1)	Total
Gross premiums written	$123,345	$166,238	$(31,831)	$257,752
Net premiums written	$77,062	$85,633		$162,695
Net premiums earned	$236,310	$130,766		$367,076
Net claims and claim expenses incurred	(40,756)	83,192		42,436
Acquisition expenses	27,890	36,108		63,998
Operational expenses	18,495	8,869		27,364
Underwriting income	$230,681	$2,597		$233,278
Net claims and claim expenses incurred - current accident year	$17,131	$78,736		$95,867
Net claims and claim expenses incurred - prior accident years	(57,887)	4,456		(53,431)
Net claims and claim expenses incurred - total	$(40,756)	$83,192		$42,436
Net claims and claim expense ratio - current accident year	7.2%	60.2%		26.1%
Net claims and claim expense ratio - prior accident years	(24.4%)	3.4%		(14.5%)
Net claims and claim expense ratio - calendar year	(17.2%)	63.6%		11.6%
Underwriting expense ratio	19.6%	34.4%		24.9%
Combined ratio	2.4%	98.0%		36.5%
(1)	Represents gross premiums ceded from the Individual Risk segment to the Reinsurance segment.

4

RenaissanceRe Holdings Ltd.

Consolidated Segment Underwriting Results - Year to Date

	Nine months ended September 30, 2007
	Reinsurance	Individual Risk	Eliminations (1)	Total
Gross premiums written	$1,263,727	$463,241	$(39,558)	$1,687,410
Net premiums written	$995,686	$334,346		$1,330,032
Net premiums earned	$723,286	$364,843		$1,088,129
Net claims and claim expenses incurred	221,990	194,556		416,546
Acquisition expenses	86,411	100,546		186,957
Operational expenses	50,943	31,234		82,177
Underwriting income	$363,942	$38,507		$402,449
Net claims and claim expenses incurred - current accident year	$317,718	$225,207		$542,925
Net claims and claim expenses incurred - prior accident years	(95,728)	(30,651)		(126,379)
Net claims and claim expenses incurred - total	$221,990	$194,556		$416,546
Net claims and claim expense ratio - current accident year	43.9%	61.7%		49.9%
Net claims and claim expense ratio - prior accident years	(13.2%)	(8.4%)		(11.6%)
Net claims and claim expense ratio - calendar year	30.7%	53.3%		38.3%
Underwriting expense ratio	19.0%	36.1%		24.7%
Combined ratio	49.7%	89.4%		63.0%

	Nine months ended September 30, 2006
	Reinsurance	Individual Risk	Eliminations (1)	Total
Gross premiums written	$1,269,444	$547,791	$(68,540)	$1,748,695
Net premiums written	$987,077	$385,697		$1,372,774
Net premiums earned	$727,744	$421,945		$1,149,689
Net claims and claim expenses incurred	93,869	255,081		348,950
Acquisition expenses	87,487	119,922		207,409
Operational expenses	50,802	26,549		77,351
Underwriting income	$495,586	$20,393		$515,979
Net claims and claim expenses incurred - current accident year	$193,620	$261,995		$455,615
Net claims and claim expenses incurred - prior accident years	(99,751)	(6,914)		(106,665)
Net claims and claim expenses incurred - total	$93,869	$255,081		$348,950
Net claims and claim expense ratio - current accident year	26.6%	62.1%		39.6%
Net claims and claim expense ratio - prior accident years	(13.7%)	(1.6%)		(9.2%)
Net claims and claim expense ratio - calendar year	12.9%	60.5%		30.4%
Underwriting expense ratio	19.0%	34.7%		24.8%
Combined ratio	31.9%	95.2%		55.2%
(1)	Represents gross premiums ceded from the Individual Risk segment to the Reinsurance segment.

5

RenaissanceRe Holdings Ltd.

Reinsurance Segment - Catastrophe and Specialty Underwriting Results

	Three months ended September 30, 2007			Three months ended September 30, 2006
	Catastrophe	Specialty	Total	Catastrophe	Specialty	Total
Gross premiums written	$102,127	$39,418	$141,545	$102,728	$20,617	$123,345
Net premiums written	$51,694	$39,418	$91,112	$56,445	$20,617	$77,062
Net premiums earned	$186,692	$55,828	$242,520	$193,373	$42,937	$236,310
Net claims and claim expenses incurred	21,805	45,530	67,335	(15,206)	(25,550)	(40,756)
Acquisition expenses	19,870	12,252	32,122	20,689	7,201	27,890
Operational expenses	11,846	4,455	16,301	12,669	5,826	18,495
Underwriting income (loss)	$133,171	$(6,409)	$126,762	$175,221	$55,460	$230,681
Net claims and claim expenses incurred - current accident year	$36,131	$46,973	$83,104	$(6,658)	$23,789	$17,131
Net claims and claim expenses incurred - prior accident years	(14,326)	(1,443)	(15,769)	(8,548)	(49,339)	(57,887)
Net claims and claim expenses incurred - total	$21,805	$45,530	$67,335	$(15,206)	$(25,550)	$(40,756)
Net claims and claim expense ratio - current accident year	19.4%	84.1%	34.3%	(3.4%)	55.4%	7.2%
Net claims and claim expense ratio - prior accident years	(7.7%)	(2.5%)	(6.5%)	(4.4%)	(114.9%)	(24.4%)
Net claims and claim expense ratio - calendar year	11.7%	81.6%	27.8%	(7.8%)	(59.5%)	(17.2%)
Underwriting expense ratio	17.0%	29.9%	20.0%	17.3%	30.3%	19.6%
Combined ratio	28.7%	111.5%	47.8%	9.5%	(29.2%)	2.4%

	Nine months ended September 30, 2007			Nine months ended September 30, 2006
	Catastrophe	Specialty	Total	Catastrophe	Specialty	Total
Gross premiums written	$1,013,919	$249,808	$1,263,727	$1,075,931	$193,513	$1,269,444
Net premiums written	$745,878	$249,808	$995,686	$793,564	$193,513	$987,077
Net premiums earned	$557,422	$165,864	$723,286	$554,468	$173,276	$727,744
Net claims and claim expenses incurred	158,667	63,323	221,990	96,502	(2,633)	93,869
Acquisition expenses	59,396	27,015	86,411	62,610	24,877	87,487
Operational expenses	37,284	13,659	50,943	33,399	17,403	50,802
Underwriting income	$302,075	$61,867	$363,942	$361,957	$133,629	$495,586
Net claims and claim expenses incurred - current accident year	$190,661	$127,057	$317,718	$79,095	$114,525	$193,620
Net claims and claim expenses incurred - prior accident years	(31,994)	(63,734)	(95,728)	17,407	(117,158)	(99,751)
Net claims and claim expenses incurred - total	$158,667	$63,323	$221,990	$96,502	$(2,633)	$93,869
Net claims and claim expense ratio - current accident year	34.2%	76.6%	43.9%	14.3%	66.1%	26.6%
Net claims and claim expense ratio - prior accident years	(5.7%)	(38.4%)	(13.2%)	3.1%	(67.6%)	(13.7%)
Net claims and claim expense ratio - calendar year	28.5%	38.2%	30.7%	17.4%	(1.5%)	12.9%
Underwriting expense ratio	17.3%	24.5%	19.0%	17.3%	24.4%	19.0%
Combined ratio	45.8%	62.7%	49.7%	34.7%	22.9%	31.9%

6

RenaissanceRe Holdings Ltd.

Reinsurance Segment Gross Premiums Written

	Three months ended
	Sept. 30, 2007	June 30, 2007	March 31, 2007	Dec. 31, 2006	Sept. 30, 2006
Renaissance catastrophe premiums	$84,271	$340,913	$240,027	$20,630	$92,150
Renaissance specialty premiums	39,536	93,258	107,590	28,164	20,367
Total Renaissance premiums	123,807	434,171	347,617	48,794	112,517
DaVinci catastrophe premiums	17,856	171,915	158,937	2,554	10,578
DaVinci specialty premiums	(118)	129	9,413	371	250
Total DaVinci premiums	17,738	172,044	168,350	2,925	10,828
Total Reinsurance premiums	$141,545	$606,215	$515,967	$51,719	$123,345
Total specialty premiums (1)	$39,418	$93,387	$117,003	$28,535	$20,617
Total catastrophe premiums	$102,127	$512,828	$398,964	$23,184	$102,728
Catastrophe premiums written on behalf of our joint venture, Top Layer Re (2)	—	26,822	36,903	—	1,189
Catastrophe premiums assumed from the Individual Risk segment	(34,258)	1,254	(6,554)	1,632	(31,109)
Total managed catastrophe premiums (3)	67,869	540,904	429,313	24,816	72,808
Managed catastrophe premiums assumed on behalf of fully-collateralized joint ventures	(938)	(65,798)	6,435	322	(3,046)
Total managed catastrophe premiums, net of fully-collateralized joint ventures (3)	$66,931	$475,106	$435,748	$25,138	$69,762
(1)

Total specialty premiums written includes $nil, $nil, $nil, $nil and $0.7 million of premiums assumed from the Individual Risk segment for the three months ended September 30, 2007, June 30, 2007, March 31, 2007, December 31, 2006 and September 30, 2006.

(2)	Top Layer Re is accounted for under the equity method of accounting.
(3)	See Comments on Regulation G.

7

RenaissanceRe Holdings Ltd.

Reinsurance Segment Gross Premiums Written

	Nine months ended
	Sept. 30, 2007	Sept. 30, 2006
Renaissance catastrophe premiums	$665,211	$753,009
Renaissance specialty premiums	240,384	169,947
Total Renaissance premiums	905,595	922,956
DaVinci catastrophe premiums	348,708	322,922
DaVinci specialty premiums	9,424	23,566
Total DaVinci premiums	358,132	346,488
Total Reinsurance premiums	$1,263,727	$1,269,444
Total specialty premiums (1)	$249,808	$193,513
Total catastrophe premiums	$1,013,919	$1,075,931
Catastrophe premiums written on behalf of our joint venture, Top Layer Re (2)	63,725	51,244
Catastrophe premiums assumed from the Individual Risk segment	(39,558)	(66,205)
Total managed catastrophe premiums (3)	1,038,086	1,060,970
Managed catastrophe premiums assumed on behalf of fully-collateralized joint ventures	(60,301)	(114,299)
Total managed catastrophe premiums, net of fully-collateralized joint ventures (3)	$977,785	$946,671
(1)	Total specialty premiums written includes $nil and $2.3 million of premiums assumed from the Individual Risk segment for the nine months ended September 30, 2007 and 2006, respectively.
(2)	Top Layer Re is accounted for under the equity method of accounting.
(3)	See comments on Regulation G.

8

RenaissanceRe Holdings Ltd.

Individual Risk Segment Gross Premiums Written

	Three months ended
	Sept. 30, 2007	June 30, 2007	March 31, 2007	Dec. 31, 2006	Sept. 30, 2006

By Type of Business
Commercial multi-line	$60,428	$161,125	$59,141	$62,942	$92,056
Commercial property	26,361	75,013	42,505	47,199	46,597
Personal lines property	14,745	2,253	21,670	31,460	27,585
Total Individual Risk premiums	$101,534	$238,391	$123,316	$141,601	$166,238

	Nine months ended
	Sept. 30, 2007	Sept. 30, 2006

By Type of Business
Commercial multi-line	$280,694	$296,045
Commercial property	143,879	179,006
Personal lines property	38,668	72,740
Total Individual Risk premiums	$463,241	$547,791

9

DaVinciRe Holdings Ltd. and Subsidiary

Consolidated Statements of Operations

	Three months ended
	Sept. 30, 2007	June 30, 2007	March 31, 2007	Dec. 31, 2006	Sept. 30, 2006
Revenues
Gross premiums written	$17,738	$172,044	$168,350	$2,925	$10,828
Net premiums written	$5,662	$159,155	$166,251	$3,117	$1,211
Decrease (increase) in unearned premiums	76,796	(83,855)	(87,786)	66,821	70,893
Net premiums earned	82,458	75,300	78,465	69,938	72,104
Net investment income	19,496	18,961	18,657	16,572	16,036
Net foreign exchange (losses) gains	(1,545)	(170)	897	(1,428)	(59)
Other loss	(5,548)	(3,422)	(3,448)	(1,045)	(952)
Net realized gains (losses) on investments	350	(2,972)	763	646	1,178
Total revenues	95,211	87,697	95,334	84,683	88,307
Expenses
Net claims and claim expenses incurred	9,302	12,587	35,118	9,251	(6,574)
Acquisition expenses	19,162	17,233	12,771	16,567	18,341
Operational and corporate expenses	8,554	7,795	7,827	8,154	7,688
Interest expense	3,067	3,033	3,000	2,469	2,377
Total expenses	40,085	40,648	58,716	36,441	21,832
Income before minority interest	55,126	47,049	36,618	48,242	66,475
Minority interest	(116)	(101)	(79)	(103)	(138)
Net income	$55,010	$46,948	$36,539	$48,139	$66,337
Net claims and claim expenses incurred - current accident year	$14,393	$20,037	$40,012	$11,422	$(2,032)
Net claims and claim expenses incurred - prior accident years	(5,091)	(7,450)	(4,894)	(2,171)	(4,542)
Net claims and claim expenses incurred - total	$9,302	$12,587	$35,118	$9,251	$(6,574)
Net claims and claim expense ratio - current accident year	17.5%	26.6%	51.0%	16.3%	(2.8%)
Net claims and claim expense ratio - prior accident years	(6.2%)	(9.9%)	(6.2%)	(3.1%)	(6.3%)
Net claims and claim expense ratio - calendar year	11.3%	16.7%	44.8%	13.2%	(9.1%)
Underwriting expense ratio	33.6%	33.2%	26.3%	35.3%	36.1%
Combined ratio	44.9%	49.9%	71.1%	48.5%	27.0%

10

RenaissanceRe Holdings Ltd.

Summary Consolidated Balance Sheets

	Sept. 30, 2007	June 30, 2007	March 31, 2007	Dec. 31, 2006	Sept. 30, 2006
Assets
Fixed maturity investments available for sale, at fair value	$3,475,449	$3,179,189	$3,155,864	$3,111,930	$3,176,045
Short term investments, at cost	2,418,958	2,268,172	2,183,564	2,410,971	1,841,330
Other investments, at fair value	716,686	661,709	620,576	592,829	559,256
Investments in other ventures, under equity method	176,256	235,371	239,021	227,075	195,787
Total investments	6,787,349	6,344,441	6,199,025	6,342,805	5,772,418
Cash and cash equivalents	317,295	266,455	270,608	214,399	245,817
Premiums receivable	714,495	927,657	538,720	419,150	623,869
Ceded reinsurance balances	194,357	241,488	116,020	133,971	232,439
Losses recoverable	220,037	236,990	248,599	301,854	394,335
Accrued investment income	41,483	41,824	41,881	41,234	38,437
Deferred acquisition costs	142,171	171,931	124,282	106,918	138,922
Receivable for investments sold	197,110	193,387	109,554	61,061	18
Other assets	147,041	134,190	138,427	147,634	93,302
Total assets	$8,761,338	$8,558,363	$7,787,116	$7,769,026	$7,539,557
Liabilities, Minority Interest and Shareholders’ Equity
Liabilities
Reserve for claims and claim expenses	$2,128,644	$2,128,216	$2,109,864	$2,098,155	$2,155,213
Reserve for unearned premiums	880,714	1,145,739	768,882	578,424	900,133
Debt	450,540	450,000	450,000	450,000	410,000
Subordinated obligation to capital trust	—	—	—	103,093	103,093
Reinsurance balances payable	358,333	344,945	232,832	395,083	437,653
Payable for investments purchased	511,153	200,833	138,110	88,089	54,953
Other liabilities	148,388	114,406	104,300	125,401	68,874
Total liabilities	4,477,772	4,384,139	3,803,988	3,838,245	4,129,919
Minority interest - DaVinciRe	761,815	714,186	679,568	650,284	612,431
Shareholders’ Equity
Preference shares	650,000	650,000	650,000	800,000	500,000
Common shares	70,852	72,266	72,289	72,140	72,108
Additional paid-in capital	212,297	283,693	279,979	284,123	286,592
Accumulated other comprehensive income	29,649	12,939	27,420	25,217	25,472
Retained earnings	2,558,953	2,441,140	2,273,872	2,099,017	1,913,035
Total shareholders’ equity	3,521,751	3,460,038	3,303,560	3,280,497	2,797,207
Total liabilities, minority interest and shareholders’ equity	$8,761,338	$8,558,363	$7,787,116	$7,769,026	$7,539,557
Book value per common share	$40.53	$38.88	$36.71	$34.38	$31.86
Common shares outstanding	70,852	72,266	72,289	72,140	72,108

11

RenaissanceRe Holdings Ltd.

Composition of Investment Portfolio

	Sept. 30, 2007		June 30, 2007		March 31, 2007		Dec. 31, 2006		Sept. 30, 2006
TYPE OF INVESTMENT
U.S. treasuries and agencies	$1,005,748	14.8%	$1,006,808	15.9%	$1,214,606	19.6%	$1,180,064	18.6%	$1,403,475	24.2%
Non-U.S. government	127,346	1.9%	143,004	2.3%	146,774	2.4%	154,848	2.4%	153,396	2.7%
Corporate	950,739	14.0%	967,070	15.2%	1,015,171	16.4%	995,410	15.7%	855,272	14.8%
Mortgage-backed	861,157	12.7%	634,066	10.0%	405,205	6.5%	397,741	6.3%	389,868	6.8%
Asset-backed	530,459	7.8%	428,241	6.7%	374,108	6.0%	383,867	6.1%	374,034	6.5%
Total fixed maturities available for sale	3,475,449	51.2%	3,179,189	50.1%	3,155,864	50.9%	3,111,930	49.1%	3,176,045	55.0%
Short term investments, at cost	2,418,958	35.6%	2,268,172	35.8%	2,183,564	35.2%	2,410,971	38.0%	1,841,330	31.9%
Other investments, at fair value	716,686	10.6%	661,709	10.4%	620,576	10.0%	592,829	9.3%	559,256	9.7%
Total managed investment portfolio	6,611,093	97.4%	6,109,070	96.3%	5,960,004	96.1%	6,115,730	96.4%	5,576,631	96.6%
Investments in other ventures, under equity method	176,256	2.6%	235,371	3.7%	239,021	3.9%	227,075	3.6%	195,787	3.4%
Total investments	$6,787,349	100.0%	$6,344,441	100.0%	$6,199,025	100.0%	$6,342,805	100.0%	$5,772,418	100.0%
CREDIT QUALITY OF FIXED MATURITIES
AAA	$2,656,928	76.4%	$2,339,451	73.6%	$2,286,168	72.4%	$2,248,182	72.2%	$2,455,167	77.3%
AA	447,123	12.9%	484,035	15.2%	514,643	16.3%	479,340	15.4%	339,209	10.7%
A	173,240	5.0%	161,038	5.1%	157,437	5.0%	167,068	5.4%	172,119	5.4%
BBB	115,382	3.3%	115,184	3.6%	122,030	3.9%	139,453	4.5%	138,423	4.4%
Non-investment grade	82,776	2.4%	79,481	2.5%	75,586	2.4%	77,887	2.5%	71,127	2.2%
Total fixed maturities available for sale	$3,475,449	100.0%	$3,179,189	100.0%	$3,155,864	100.0%	$3,111,930	100.0%	$3,176,045	100.0%
MATURITY PROFILE OF FIXED MATURITIES
Due in less than one year	$383,365	11.0%	$471,367	14.8%	$529,078	16.8%	$508,982	16.4%	$329,405	10.4%
Due after one through five years	1,324,174	38.1%	1,324,211	41.6%	1,534,647	48.6%	1,539,509	49.5%	1,777,781	55.9%
Due after five through ten years	290,864	8.4%	240,195	7.6%	221,741	7.0%	178,143	5.7%	215,586	6.8%
Due after ten years	85,430	2.4%	81,109	2.6%	91,085	2.9%	103,688	3.3%	89,371	2.8%
Mortgage-backed securities	861,157	24.8%	634,066	19.9%	405,205	12.8%	397,741	12.8%	389,868	12.3%
Asset-backed securities	530,459	15.3%	428,241	13.5%	374,108	11.9%	383,867	12.3%	374,034	11.8%
Total fixed maturities available for sale	$3,475,449	100.0%	$3,179,189	100.0%	$3,155,864	100.0%	$3,111,930	100.0%	$3,176,045	100.0%

	As of or for the three months ended
	Sept. 30, 2007	June 30, 2007	March 31, 2007	Dec. 31, 2006	Sept. 30, 2006
Average yield to maturity of fixed maturities and short term investments	4.9%	5.4%	5.1%	5.3%	5.2%
Average duration of fixed maturities and short term investments	1.3	1.3	1.3	1.3	1.4
Average credit quality of fixed maturities and short term investments	AA	AA	AA	AA	AA

12

RenaissanceRe Holdings Ltd.

Summary of Other Investments

	Sept. 30, 2007	June 30, 2007	Mar. 31, 2007	Dec. 31, 2006	Sept. 30, 2006
TYPE OF INVESTMENT
Private equity partnerships	$293,099	$278,312	$247,809	$223,245	$208,583
Non-U.S. fixed income funds	125,687	103,124	100,601	97,999	92,435
Catastrophe bonds	124,247	123,549	115,865	114,614	50,041
Senior secured bank loan funds	98,412	84,136	83,007	81,428	79,831
Hedge funds	75,230	72,577	73,283	72,439	125,262
Miscellaneous other investments	11	11	11	3,104	3,104
Total other investments	$716,686	$661,709	$620,576	$592,829	$559,256

TYPE OF INVESTMENT
Private equity partnerships	40.9%	42.0%	39.9%	37.7%	37.2%
Non-U.S. fixed income funds	17.5%	15.6%	16.2%	16.6%	16.6%
Catastrophe bonds	17.3%	18.7%	18.7%	19.3%	8.9%
Senior secured bank loan funds	13.8%	12.7%	13.4%	13.7%	14.3%
Hedge funds	10.5%	11.0%	11.8%	12.2%	22.4%
Miscellaneous other investments	0.0%	0.0%	0.0%	0.5%	0.6%
Total other investments	100.0%	100.0%	100.0%	100.0%	100.0%

13

RenaissanceRe Holdings Ltd.

Reserve for Claims and Claim Expenses

	Case Reserves	Additional Case Reserves	IBNR	Total
September 30, 2007
Property catastrophe reinsurance	$268,412	$332,990	$238,595	$839,997
Specialty reinsurance	124,511	97,262	401,376	623,149
Total Reinsurance	392,923	430,252	639,971	1,463,146
Individual Risk	246,111	13,360	406,027	665,498
Total	$639,034	$443,612	$1,045,998	$2,128,644

June 30, 2007
Property catastrophe reinsurance	$337,825	$258,807	$288,602	$885,234
Specialty reinsurance	101,025	75,551	408,954	585,530
Total Reinsurance	438,850	334,358	697,556	1,470,764
Individual Risk	261,637	19,263	376,552	657,452
Total	$700,487	$353,621	$1,074,108	$2,128,216

March 31, 2007
Property catastrophe reinsurance	$380,995	$282,113	$247,714	$910,822
Specialty reinsurance	94,178	78,215	406,171	578,564
Total Reinsurance	475,173	360,328	653,885	1,489,386
Individual Risk	267,059	21,088	332,331	620,478
Total	$742,232	$381,416	$986,216	$2,109,864

December 31, 2006
Property catastrophe reinsurance	$366,337	$282,544	$226,579	$875,460
Specialty reinsurance	104,010	77,315	412,466	593,791
Total Reinsurance	470,347	359,859	639,045	1,469,251
Individual Risk	272,119	15,611	341,174	628,904
Total	$742,466	$375,470	$980,219	$2,098,155

September 30, 2006
Property catastrophe reinsurance	$432,924	$265,016	$221,404	$919,344
Specialty reinsurance	104,298	75,811	414,250	594,359
Total Reinsurance	537,222	340,827	635,654	1,513,703
Individual Risk	286,624	19,774	335,112	641,510
Total	$823,846	$360,601	$970,766	$2,155,213

14

RenaissanceRe Holdings Ltd.

Paid to Incurred Analysis

	Three months ended September 30, 2007			Three months ended September 30, 2006
	Gross	Recoveries	Net	Gross	Recoveries	Net
Reserve for losses and loss expenses, beginning of period	$2,128,216	$236,990	$1,891,226	$2,347,525	$464,556	$1,882,969
Incurred losses and loss expenses
Current year	181,958	30,099	151,859	114,295	18,428	95,867
Prior years	(15,902)	4,257	(20,159)	(56,927)	(3,496)	(53,431)
Total incurred losses and loss expenses	166,056	34,356	131,700	57,368	14,932	42,436
Paid losses and loss expenses
Current year	43,863	4,430	39,433	78,194	12,901	65,293
Prior years	121,765	46,879	74,886	171,486	72,252	99,234
Total paid losses and loss expenses	165,628	51,309	114,319	249,680	85,153	164,527
Reserve for losses and loss expenses, end of period	$2,128,644	$220,037	$1,908,607	$2,155,213	$394,335	$1,760,878

	Nine months ended September 30, 2007			Nine months ended September 30, 2006
	Gross	Recoveries	Net	Gross	Recoveries	Net
Reserve for losses and loss expenses, beginning of period	$2,098,155	$301,854	$1,796,301	$2,614,551	$673,190	$1,941,361
Incurred losses and loss expenses
Current year	631,705	88,780	542,925	504,140	48,525	455,615
Prior years	(118,444)	7,935	(126,379)	(128,055)	(21,390)	(106,665)
Total incurred losses and loss expenses	513,261	96,715	416,546	376,085	27,135	348,950
Paid losses and loss expenses
Current year	63,753	7,396	56,357	112,838	12,942	99,896
Prior years	419,019	171,136	247,883	722,585	293,048	429,537
Total paid losses and loss expenses	482,772	178,532	304,240	835,423	305,990	529,433
Reserve for losses and loss expenses, end of period	$2,128,644	$220,037	$1,908,607	$2,155,213	$394,335	$1,760,878

15

RenaissanceRe Holdings Ltd.

Equity in (Losses) Earnings of Other Ventures

	Three months ended
	September 30, 2007	June 30, 2007	March 31, 2007	December 31, 2006	September 30, 2006
Top Layer Re	$4,093	$3,761	$3,933	$3,232	$3,176
Starbound	301	302	1,686	880	941
Tower Hill	1,131	79	253	(1,141)	872
Starbound II	1,057	344	—	—	—
ChannelRe	(30,568)	5,189	4,829	5,653	5,142
Total equity in (losses) earnings of other ventures	$(23,986)	$9,675	$10,701	$8,624	$10,131

	Nine months ended
	September 30, 2007	September 30, 2006
Top Layer Re	$11,787	$9,471
Starbound	2,289	1,246
Tower Hill	1,463	1,743
Starbound II	1,401	—
ChannelRe	(20,550)	13,444
Total equity in (losses) earnings of other ventures	$(3,610)	$25,904

16

RenaissanceRe Holdings Ltd.

Ratings

At September 30, 2007	S&P	A.M. Best	Moody’s
REINSURANCE SEGMENT[1]
Renaissance Reinsurance	A+	A	A2
DaVinci	A	A	—
Top Layer Re	AA	A+	—
Renaissance Europe	—	A	—

INDIVIDUAL RISK SEGMENT[1]
Glencoe	—	A-	—
Stonington	—	A-	—
Stonington Lloyds	—	A-	—
Lantana	—	A-	—

RENAISSANCERE[2]	A-	bbb+	Baa1

1	The S&P, A.M. Best and Moody’s ratings for the companies in the Reinsurance and Individual Risk segments reflect the insurer’s financial strength rating.
2	The S&P, A.M. Best and Moody’s ratings for RenaissanceRe represent the credit ratings on its senior unsecured debt.

17

RenaissanceRe Holdings Ltd.

Comments on Regulation G

In addition to the GAAP financial measures set forth in this Financial Supplement, the Company has included certain non-GAAP financial measures in this Financial Supplement within the meaning of Regulation G. The Company has consistently provided these financial measurements in previous investor communications and the Company’s management believes that these measurements are important to investors and other interested persons, and that investors and such other persons benefit from having a consistent basis for comparison between quarters and for the comparison with other companies within the industry. These measures may not, however, be comparable to similarly titled measures used by companies outside of the insurance industry. Investors are cautioned not to place undue reliance on these non-GAAP measures in assessing the Company’s overall financial performance.

The Company uses “operating income” as a measure to evaluate the underlying fundamentals of its operations and believes it to be a useful measure of its corporate performance. “Operating income” as used herein differs from “net income available to common shareholders”, which the Company believes is the most directly comparable GAAP measure, by the exclusion of net realized gains and losses on investments and, commencing in the third quarter of 2007, net unrealized gains and losses on credit derivatives issued by entities included in investments in other ventures, under equity method. Prior to the third quarter of 2007, the Company had no net unrealized gains and losses on credit derivatives issued by entities included in investments in other ventures, under equity method. In the presentation below, the only adjustments in respect of unrealized gains and losses for the current period reflect unrealized mark-to-market losses on credit derivatives and other credit-related products issued by ChannelRe, a financial guarantee reinsurer whose investment is accounted for by the Company under the equity method. The Company believes that the prevailing convention among financial guarantee insurers, reinsurers and other market participants, such as ChannelRe, is to exclude from operating income such unrealized gains and losses attributable to credit derivatives and other credit-related products. The Company’s management believes that “operating income” is useful to investors because it more accurately measures and predicts the Company’s results of operations by removing the variability arising from fluctuations in the Company’s investment portfolio and credit derivatives issued by entities included in investments in other ventures, under equity method, which are not considered by management to be relevant indicators of business operations. The Company also uses “operating income” to calculate “operating income per common share - diluted” and “operating return on average common equity - annualized”. The following is a reconciliation of 1) net income available to common shareholders to operating income available to common shareholders; 2) net income available to common shareholders per common share - diluted to operating income available to common shareholders per common share - diluted; and 3) return on average common equity - annualized to operating return on average common equity, annualized:

	Three months ended					Nine months ended
	Sept. 30, 2007	June 30, 2007	March 31, 2007	Dec. 31, 2006	Sept. 30, 2006	Sept. 30, 2007	Sept. 30, 2006
Net income available to common shareholders	$133,400	$183,166	$190,805	$201,135	$251,112	$507,371	$560,500
Adjustment for net realized (gains) losses on investments	(1,592)	11,566	(4,085)	(2,489)	(4,151)	5,889	36,953
Adjustment for net unrealized losses on credit derivatives issued by entities included in investments in other ventures, under equity method	35,970	—	—	—	—	35,970
Operating income available to common shareholders	$167,778	$194,732	$186,720	$198,646	$246,961	$549,230	$597,453
Net income available to common shareholders	$1.85	$2.53	$2.63	$2.78	$3.48	$7.02	$7.79
per common share - diluted
Adjustment for net realized (gains) losses on investments	(0.02)	0.16	(0.06)	(0.04)	(0.06)	0.08	0.51
Adjustment for net unrealized losses on credit derivatives issued by entities included in investments in other ventures, under equity method	0.50	—	—	—	—	0.50	—
Operating income available to common shareholders per common share - diluted	$2.33	$2.69	$2.57	$2.74	$3.42	$7.60	$8.30
Return on average common equity - annualized	18.8%	26.8%	29.7%	33.7%	46.3%	25.0%	37.3%
Adjustment for net realized (gains) losses on investments	(0.2%)	1.7%	(0.6%)	(0.4%)	(0.7%)	0.3%	2.5%
Adjustment for net unrealized losses on credit derivatives issued by entities included in investments in other ventures, under equity method	5.0%	0.0%	0.0%	0.0%	0.0%	1.8%	0.0%
Operating return on average common equity - annualized	23.6%	28.5%	29.1%	33.3%	45.6%	27.1%	39.8%

The Company has also included in this Financial Supplement “managed catastrophe premiums” and “managed catastrophe premiums, net of fully-collateralized joint ventures”. “Managed catastrophe premiums” is defined as gross catastrophe premiums written by Renaissance Reinsurance and its related joint ventures, excluding catastrophe premiums assumed from the Company’s Individual Risk segment. “Managed catastrophe premiums” differ from total catastrophe premiums, which the Company believes is the most directly comparable GAAP measure, due to the inclusion of catastrophe premiums written on behalf of the Company’s joint venture Top Layer Re, which is accounted for under the equity method of accounting and the exclusion of catastrophe premiums assumed from the Company’s Individual Risk segment. “Managed catastrophe premiums, net of fully-collateralized joint ventures” differ from total catastrophe premiums, which the Company believes is the most directly comparable GAAP measure, due to: 1) the inclusion of catastrophe premiums written on behalf of the Company’s joint venture Top Layer Re, which is accounted for under the equity method of accounting; 2) the exclusion of catastrophe premiums assumed from the Company’s Individual Risk segment; and 3) the deduction of catastrophe premiums that are written by the Company and ceded directly to the Company’s fully-collateralized joint ventures which include Starbound Reinsurance Ltd., Starbound Reinsurance II Ltd. and Timicuan Reinsurance Ltd. The Company’s management believes “managed catastrophe premiums” is useful to investors and other interested parties because it provides a measure of total catastrophe reinsurance premiums assumed by the Company through its consolidated subsidiaries and related joint ventures. The Company believes “managed catastrophe premiums, net of fully-collateralized joint ventures” is also a useful measure to investors and other interested parties because it provides a measure of total catastrophe reinsurance premiums assumed by the Company through its consolidated subsidiaries and related joint ventures, net of catastrophe premiums assumed from the Company’s Individual Risk segment and net of catastrophe premiums written directly on behalf of the Company’s fully-collateralized joint ventures.

18